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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
TRICOM, S. A.:

We consent to the use of our report included herein and to the reference to our firm under the headings "Experts", "Summary Financial Data" and "Selected Financial Data" in the prospectus and consent solicitation.


                                               /s/    KPMG
                                               ---------------------------------
                                               Member Firm of KPMG International

Santo Domingo, Dominican Republic
March 20, 2003